UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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Filed by a Party other than the Registrant	☐
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☒	Preliminary Proxy Statement
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Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DIRECT DIGITAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION
DIRECT DIGITAL HOLDINGS, INC.
1177 West Loop South, Suite 1310
Houston, Texas 77207
Dear Stockholder:

You are cordially invited to a Special Meeting of Stockholders (the “Special Meeting”) of Direct Digital Holdings, Inc. (“DDH,” “Direct Digital” or the “Company”), to be held virtually at 9:30 a.m. Central Time, on Thursday, October 9, 2025. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DRCT2025SM, where you will be able to listen to the meeting live, submit questions and vote online. At the Special Meeting, the stockholders will be asked to (i) approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our Class A Common Stock from 160,000,000 to 760,000,000, (ii) approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of up to 50,000,000 shares of Class A Common Stock under the Company’s equity line of credit pursuant to the Company’s Share Purchase Agreement (as defined below) (the “Issuance Proposal”) and (iii) transact any other business that may properly come before the Special Meeting or any adjournment of the Special Meeting. You will also have the opportunity to ask questions at the meeting.
Your vote is important. It is important that your stock be represented at the meeting regardless of the number of shares you hold. To be sure your vote counts and assure a quorum, please vote by mobile device or over the Internet, or vote, sign, date and return the proxy card accompanying the printed proxy materials, as soon as possible, regardless of whether you plan to virtually attend the meeting; or if you hold your shares through a bank, brokerage firm or other nominee, please follow the instructions for voting provided by your bank, brokerage firm or other nominee, regardless of whether you plan to attend the meeting virtually. If you virtually attend the Special Meeting and wish to vote virtually, you may revoke your proxy at the meeting.
If you have any questions about the proxy statement, please contact Diana P. Diaz, our Corporate Secretary, at (832) 402-1051.
We look forward to virtually seeing you at the Special Meeting.
Sincerely,
Mark Walker
Chief Executive Officer
September 19, 2025
Houston, Texas

DIRECT DIGITAL HOLDINGS, INC.
1177 West Loop South, Suite 1310
Houston, Texas 77027
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date:	Thursday, October 9, 2025

Time:	9:30 a.m. Central Time

Location:	www.virtualshareholdermeeting.com/DRCT2025SM
At the meeting, stockholders will be asked to:

1.Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our Class A Common Stock from 160,000,000 to 760,000,000;
2.Approve the issuance of up to 50,000,000 shares of the Company’s Class A Common Stock, in accordance with Nasdaq Listing Rule 5635(d) pursuant to the Equity Reserve Facility (as defined herein); and
3.Transact any other business that may properly come before the Special Meeting or any adjournment of the Special Meeting.
We will hold our Special Meeting in virtual format only, via live audio webcast at the date and time specified above, instead of holding the meeting at any physical location. Only those stockholders of record as of the close of business on the record date of September 18, 2025 are entitled to vote at the Special Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available for your inspection beginning September 29, 2025, at our offices located at 1177 West Loop South, Suite 1310, Houston, Texas 77027, between the hours of 10:00 a.m. and 5:00 p.m., Central Time, each business day during the 10 days preceding the Special Meeting, however, if we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request. You or your proxyholder may participate, vote, and examine our stockholder list at the Special Meeting by visiting www.virtualshareholdermeeting.com/DRCT2025SM and using your 16-digit control number.
Please note the technical requirements for virtual attendance at the Special Meeting, as described in the enclosed proxy statement under the heading “Questions and Answers.”

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD ARE BEING MAILED TO OUR STOCKHOLDERS ON OR ABOUT SEPTEMBER 29, 2025. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Special Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Notice of Annual Meeting and Proxy Statement are available to holders of our common stock at www.proxyvote.com and on our corporate website www.directdigitalholdings.com. These proxy materials will be available free of charge.
YOUR VOTE IS IMPORTANT!
Submitting your proxy card or voting over the Internet does not affect your right to vote virtually if you decide to virtually attend the Special Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to virtually attend the Special Meeting. You may revoke your proxy at any time before it is voted at the Special Meeting by (i) delivering written notice to our Corporate Secretary, Diana P. Diaz, at our address above, (ii) submitting a later-dated proxy card or voting over the Internet or mobile device at a later time, or (iii) virtually attending the Special Meeting and voting. No revocation under (i) or (ii) will be effective unless written notice or the proxy card or updated vote over the Internet or mobile device is received by our Corporate Secretary at or before the Special Meeting.
When you submit your proxy, you authorize Mark Walker, our Chief Executive Officer, and Diana P. Diaz, our Chief Financial Officer, or their designees, to vote your shares at the Special Meeting and on any adjournments of the Special Meeting in accordance with your instructions.

By Order of the Board of Directors,
Diana P. Diaz
Corporate Secretary
September 19, 2025
Houston, Texas

DIRECT DIGITAL HOLDINGS, INC.
1177 West Loop South, Suite 1310
Houston, Texas 77027
Phone: (832) 402-1051
PROXY STATEMENT
This proxy statement is being mailed, beginning on or about September 29, 2025, to the owners of shares of common stock of Direct Digital Holdings, Inc. (the “Company,” “our,” “we,” or “Direct Digital”) as of September 18, 2025, in connection with the solicitation of proxies by our Board of Directors (our "Board") for our 2025 Special Meeting of Stockholders (the “Special Meeting”).
The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DRCT2025SM on Thursday, October 9, 2025, at 9:30 a.m., Central Time. Our Board encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Special Meeting. This proxy procedure is necessary to permit all stockholders, some of whom may be unable to attend the Special Meeting virtually, to vote on the matters described in this proxy statement. As discussed below, you may revoke your proxy at any time before your shares are voted at the Special Meeting.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	3
STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS, AND 5% BENEFICIAL OWNERS	7
PROPOSAL NO. 1 AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK	9
PROPOSAL NO. 2 APPROVAL OF THE ISSUANCE OF 50,000,000 SHARES OF CLASS A COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), PURSUANT TO THE EQUITY RESERVE FACILITY	13
ADDITIONAL INFORMATION	16
Householding of Special Meeting Materials	16
Stockholder Proposals for Our 2026 Special Meeting	16
Other Matters	16
Solicitation of Proxies	16
Certificate of Amendment to the Amended and Restated Certificate of Incorporation	Annex A

QUESTIONS AND ANSWERS
Q:What is the purpose of the Special Meeting?
A:At the Special Meeting, our stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders accompanying this proxy statement, including to (i) approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of authorized shares of our Class A Common Stock from 160,000,000 to 760,000,000, (ii) approve the issuance of up to 50,000,000 shares of the Company’s Class A Common Stock, in accordance with Nasdaq Listing Rule 5635(d) pursuant to the Equity Reserve Facility (as defined herein) and (iii) transact any other business that may properly come before the Special Meeting or any adjournment thereof.

Q:How can I attend the Special Meeting and why is the Company holding the Special Meeting in a virtual only format?
A:We are holding the Special Meeting in a virtual format, rather than a meeting at any physical location, in order to encourage attendance and participation by a broader group of stockholders, while also reducing the costs and environmental impact associated with an in-person meeting.
To attend and participate in the Special Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/DRCT2025SM and use their 16-digit Control Number provided in your proxy card to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the bank, brokerage firm or other nominee that holds their shares. We encourage stockholders to log in to this website and access the webcast before the Special Meeting’s start time. Further instructions on how to attend, participate in and vote at the Special Meeting, including how to demonstrate your ownership of our stock as of the record date, are available at www.virtualshareholdermeeting.com/DRCT2025SM. Please note you will only be able to attend and vote in the meeting using this website. All references to attending the Special Meeting “in person” in this Proxy Statement mean attending the live webcast at the Special Meeting.

Q:How do I submit questions at the Special Meeting?
A:We are committed to engagement with our stockholders. You will be able to submit questions during our Special Meeting by visiting www.virtualshareholdermeeting.com/DRCT2025SM. While we will try to answer stockholder-submitted questions that comply with the meeting rules of conduct as determined by the chair of the meeting, we may not be able to answer questions due to time constraints. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we are unable to answer the questions at the Special Meeting, subject to Delaware law, we will reserve our answers for individual outreach following the meeting.

Q:Who is entitled to vote at our Special Meeting?
A:The record holders of each of our Class A Common Stock and our Class B Common Stock, as well as the holders of share of our Series A Convertible Preferred Stock (the “Series A Preferred Stock”) (on an as-converted basis) at the close of business on the record date, September 18, 2025, may vote at the Special Meeting. Each share of Class A Common Stock and Class B Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders per share. Each share of Series A Preferred Stock is entitled to vote together with our Common Stock on an as-if-converted-to-Class A-Common-Stock basis determined by dividing the aggregate Accumulated Conversion Value of all shares of Series A Preferred Stock held by each Holder, by the Conversion Price (as each such term is defined in the Certificate of Designation for the Series A Preferred Stock filed with the Delaware Secretary of State (the “Certificate of Designation”)). Accordingly, a Holder of Series A Preferred Stock is entitled to one vote for each whole share of Class A Common Stock into which their shares of Series A Preferred Stock are then-convertible on all matters submitted to a vote of stockholders of the Corporation. There were 12,992,505 shares of Class A Common Stock, 10,448,000 shares of Class B Common Stock and 25,000 shares of Series A Preferred Stock outstanding (for which the 25,000 shares get 10,000,000 votes) on the record date and entitled to vote at the Special Meeting. All shares of Class B Common Stock are held by Direct Digital Management, LLC (“DDM”), a Delaware limited liability company indirectly owned by Mark Walker, our Chairman and Chief Executive Officer, and Keith Smith, our President. A list of stockholders entitled to vote at the Special Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning September 29, 2025, at our offices located at 1177 West Loop South, Suite 1310, Houston, Texas 77027, between the hours of 10:00 a.m. and 5:00 p.m., Central Time, each business day during the 10 days preceding the Special Meeting, however, if we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request.
Stockholders of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Equiniti, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to virtually attend the Special Meeting, we urge you to vote over the Internet or by mobile device, or if you requested a printed copy of the proxy materials be mailed to you, fill out and return the proxy card enclosed therewith, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Bank, Brokerage Firm, Custodian or Other Nominee. If on the record date your shares were held in an account at a bank, brokerage firm or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your bank, brokerage firm or other nominee on how to vote the shares in your account. You are also invited to virtually attend the Special Meeting.

Q:How do I vote?
A:You may vote during the Special Meeting by following the instructions posted at www.proxyvote.com and entering your 16-digit control number included with your proxy card, by use of a proxy card if you receive a printed copy of our proxy materials, or via internet or by mobile device as indicated in the proxy card.
Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a bank, brokerage firm or other nominee (i.e., in “street name”), you may direct your vote without attending the Special Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your bank, brokerage firm or other nominee. In most instances, you will be able to do this by internet, mobile device or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your bank, brokerage firm or other nominee.

By Internet - If you have Internet access, you may authorize your proxy from any location in the world as directed in the proxy card.
By Mobile Device – If you choose to vote by mobile device, scan the QR code imprinted on the proxy card using either a smartphone or tablet and you will be taken directly to the Internet Voting site.
By Mail (if you received a paper copy of the proxy materials by mail) - You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your bank, brokerage firm or other nominee and mail it in the envelope provided.

Q:What if I have technical difficulties or trouble accessing the virtual Special Meeting?
A:We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number located on the meeting page. Technical support will be available starting at approximately 9:15 a.m., Central Time, on October 9, 2025.

Q:What is a proxy?
A:A proxy is a person you appoint to vote your shares on your behalf. If you are unable to virtually attend the Special Meeting, our Board is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating Mark Walker, our Chief Executive Officer, and Diana P. Diaz, our Chief Financial Officer, as your proxies. Mr. Walker and/or Ms. Diaz may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q:How will my shares be voted if I vote by proxy?

A:Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our Class A Common

Stock from 160,000,000 to 760,000,000 and (ii) “FOR” the approval of the Issuance Proposal. Presently, our Board does not know of any other matter that may come before the Special Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Special Meeting.

Q:How do I revoke my proxy?
A:You may revoke your proxy at any time before your shares are voted at the Special Meeting by:
•Sending a written notice that you are revoking your proxy to Diana P. Diaz, at our address above (so long as we receive such notice no later than the close of business on the day before the Special Meeting);
•Submitting a later-dated proxy card or voting again via the Internet or mobile device; or
•Virtually attending the Special Meeting and notifying the election officials at the Special Meeting that you wish to revoke your proxy and vote virtually. Simply attending the Special Meeting will not, by itself, revoke your proxy.
If your shares are held by your bank, brokerage firm or other nominee, you should follow the instructions provided by such bank, brokerage firm or other nominee.

Q:Is my vote confidential?

A:Yes. All votes remain confidential.

Q:What constitutes a quorum at the Special Meeting?
A:In accordance with Delaware law (the law under which we are incorporated) and our Bylaws, holders of a majority of the voting power of the outstanding shares of stock entitled to vote at such meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Special Meeting. Abstentions, votes withheld, and broker non-votes will be included in the calculation of the number of shares considered present at the Special Meeting for purposes of determining the existence of a quorum.
If a quorum is not present at the Special Meeting, a majority of the stockholders present virtually and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or if after an adjournment a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q:What is a “broker non-vote”?
A:Broker non-votes occur when shares are held indirectly through a bank, brokerage firm or other nominee or intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy, but does not cast a vote on a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Pursuant to the rules of the New York Stock Exchange (“NYSE”), which governs brokers’ use of discretionary authority, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name for the election of the directors because this proposal is not considered a “routine” matter under NYSE Rules. As a result, any shares not voted will be treated as a broker non-vote.

Q:What vote is required to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Class A Common Stock from 160,000,000 to 760,000,000?

A:The affirmative vote of the holders of the majority of the outstanding shares of the Company’s Class A Common Stock and Class B Common Stock, and the Series A Preferred Stock, voting together as a single class, and entitled to vote at the Special Meeting is required to approve an amendment to the Company’s Certificate of Incorporation to increase the number of our authorized shares of common stock. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Q:What vote is required to approve the Issuance Proposal?

A:The affirmative vote of a majority of the voting power of the shares present, virtually at the Special Meeting or by proxy, and entitled to vote at the Special Meeting is required to approve the Issuance Proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. However, broker non-votes will have no effect on the vote for this proposal as they are not considered to be present and entitled to vote on this matter.

Q:What percentage of our outstanding Class A Common Stock do our directors, executive officers, and 5% beneficial owners own?

A:As of August 31, 2025, our directors, executive officers, and 5% beneficial owners collectively owned, or had the right to acquire, approximately 4.2% of our outstanding Class A Common Stock and 100% of our Class B Common Stock. Because the holders of our Class A Common Stock and Class B Common Stock vote together as a single class, this means our directors, executive officers and 5% beneficial owners control approximately 46.9 % of the voting power of the Company. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 7 for more details. Our directors, executive officers and 5% beneficial owners do not own any of the Series A Preferred Stock.

Q:How does the board of directors recommend that I vote my shares?
A:As to the proposals to be voted on at the Special Meeting, our board of directors unanimously recommends that you vote:

•“FOR” Proposal No. 1, the approval of the amendment to our Certificate of Incorporation to increase the number of our authorized shares of Class A Common Stock from 160,000,000 to 760,000,000; and
•“FOR” Proposal No. 2, the approval of the Issuance Proposal.

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,
AND 5% BENEFICIAL OWNERS
The following table sets forth the beneficial ownership of our Class A Common Stock and Class B Common Stock, as of August 31, 2025 (the “Determination Date”) by:
•each person, or group of affiliated persons, who is known to beneficially own more than 5% of either our Class A Common Stock or our Class B Common Stock;
•each of our named executive officers for fiscal year 2024 shown in our Summary Compensation Table;
•each of our current directors; and
•all of our current directors and executive officers as a group.
None of the individuals above own any shares of Series A Preferred Stock. As of the Determination Date, there were 12,992,505 shares of our Class A Common Stock outstanding and 10,448,000 shares of our Class B Common Stock outstanding. As described in the section titled “Related-Person Transactions” above, DDM is entitled to have its LLC Units redeemed for shares of Class A Common Stock on a one-for-one basis (subject to customary adjustments, including for stock splits, stock dividends and reclassifications) in accordance with the terms of the DDH LLC Agreement; provided that, at our election, we may effect a direct exchange of such Class A Common Stock. In connection with our initial public offering, we issued to DDM one share of Class B Common Stock for each LLC Unit it owns.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities, including options and warrants that are currently exercisable or exercisable within 60 days of the Determination Date. Shares of our Class A Common Stock issuable pursuant to stock options are deemed outstanding for computing the percentage of the person holding such options and the percentage of any group of which the person is a member but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Class A Common Stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Exchange Act. “Voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.
Unless otherwise indicated, the address for each director and executive officer listed is: c/o Direct Digital Holdings, Inc., 1177 West Loop South, Suite 1310, Houston, Texas 77027.

	Shares of Class A Common Stock Beneficially Owned			Shares of Class B Stock Beneficially Owned			Total Voting Power Beneficially Owned
	No. (4)		Percent	No.		Percent	No.	Percent
5% Stockholders
Direct Digital Management, LLC(1)	—		—%	10,448,000		100%	10,448,000	44.6%

Named Executive Officers and Directors
Mark Walker, Chairman and Chief Executive Officer	80,840	(3)	*%	5,254,000	(2)	50.3%	5,334,840	22.8%
Keith Smith, President and Director	175,510	(4)	1.4%	5,194,000	(2)	49.7%	5,369,510	22.9%
Diana P. Diaz, Chief Financial Officer	20,829	(5)	*%	—		— %	20,829	*%
Richard Cohen, Director	70,302		*%	—		— %	70,302	*%
Antoinette R. Leatherberry, Director	74,442		*%	—		— %	74,442	*%
Mistelle Locke, Director	40,447		*%	—		— %	40,447	*%
All executive officers and directors as a group (8 persons)	541,849	(6)	4.2%	10,448,000		100%	10,989,849	46.9%
*Less than 1%
(1)Direct Digital Management, LLC is a holding company in which Mark Walker, our Chairman and Chief Executive Officer, and Keith Smith, our President, each indirectly hold an approximately 50% economic and voting interest, as adjusted for redemptions of LLC Units in exchange for shares of Class A Common Stock of the Company. AJN Energy & Transport Ventures, LLC and SKW Financial LLC directly hold the equity interests in Direct Digital Management, LLC. Mr. Walker and his wife share voting and dispositive power with respect to the shares of Class B Common Stock held by AJN Energy & Transport Ventures, LLC. Mr. Smith and his wife share voting and dispositive power with respect to the shares of Class B Common Stock held by SKW Financial LLC.
(2)Consists of the shares owned by Direct Digital Management, LLC. Each of Messrs. Walker and Smith indirectly hold an approximately 50% economic and voting interest in Direct Digital Management, LLC, as adjusted for redemptions of LLC Units in exchange for shares of Class A Common Stock of the Company. AJN Energy & Transport Ventures, LLC and SKW Financial LLC directly hold the equity interests in Direct Digital Management, LLC. Mr. Walker and his wife share voting and dispositive power with respect to the shares of Class B Common Stock held by AJN Energy & Transport Ventures, LLC. Mr. Smith and his wife share voting and dispositive power with respect to the shares of Class B Common Stock held by SKW Financial LLC.
(3)Includes: 80,840 shares of Class A Common Stock that can be acquired by Mr. Walker upon the exercise of stock options that are vested or vesting within 60 days of the Measurement Date.
(4)Includes: 80,840 shares of Class A Common Stock that can be acquired by Mr. Smith upon the exercise of stock options that are vested or vesting within 60 days of the Measurement Date.
(5)Includes: 12,433 shares of Class A Common Stock that can be acquired by Ms. Diaz upon the exercise of stock options that are vested or vesting within 60 days of the Measurement Date.
(6)Includes: 212,883 shares of Class A Common Stock that can be acquired by all executive officers and directors upon the exercise of stock options that are vested or vesting within 60 days of the Measurement Date.

PROPOSAL NO. 1

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK
General

The Board has unanimously approved and declared advisable, and recommends that our stockholders adopt, a proposal to amend our Certificate of Incorporation to effect an increase in the total number of authorized shares of Class A Common Stock from 160,000,000 shares to 760,000,000 shares (the “Authorized Shares Increase”). The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation (the “Share Increase Certificate”) is attached to this Proxy Statement as Annex A.

Our Certificate of Incorporation currently authorizes the issuance of up to 190,000,000 shares of capital stock, consisting of (a) 160,000,000 shares of Class A Common Stock, par value $0.001 per share, (b) 20,000,000 shares of Class B Common Stock, par value $0.001 per share, and (c) 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), of which 25,000 shares are designated as Series A Preferred Stock. An increase in the number of authorized shares of Class A Common Stock to 760,000,000 shares will increase our total authorized capitalization to 790,000,000 shares of capital stock, which includes our previously authorized 20,000,000 shares of Class B Common Stock and 10,000,000 shares of Preferred Stock.

Of the 160,000,000 shares of Class A Common Stock currently authorized, as of the close of business on August 31, 2025, there were 12,992,505 shares of Class A Common Stock issued and outstanding. In addition to the shares of Class A Common Stock issued and outstanding on August 31, 2025, there were 1,785,194 shares of Class A Common Stock issuable upon the vesting and settlement of outstanding stock options and restricted stock award/units, 10,000,000 of Class A Common Stock issuable upon the exercise and conversion of our Series A Preferred Stock, 10,448,000 shares of Class A Common Stock issuable upon the conversion of our Class B Common Stock and 5,107,418 shares of Class A Common Stock reserved for issuance and available for future grant under our 2022 Omnibus Incentive Plan. There are 25,000 shares of Preferred Stock outstanding, 25,000 of such designated as Series A Preferred Stock as of such date which are convertible to 10,000,000 shares of Class A Common Stock.

As a result, as of August 31, 2025, we had only approximately 119,666,883 (or 75%) authorized shares of Class A Common Stock that were not outstanding or reserved for issuance and that we may issue for any future business purposes.

Reasons for the Authorized Share Increase

We are an end-to-end, full-service advertising and marketing platform primarily focused on providing advertising technology, data-driven campaign optimization and other solutions to help brands, agencies and middle market businesses deliver successful marketing results that drive return on investment (“ROI”) across both the sell- and buy-side of the digital advertising ecosystem. We are the holding company for DDH LLC the business formed by the Company’s founders in 2018 through acquisitions of Colossus Media, LLC (“Colossus Media”) and Huddled Masses, LLC (“Huddled Masses™” or “Huddled Masses”). Colossus Media operates the Company’s proprietary sell-side programmatic platform operating under the trademarked banner of Colossus SSP. One of the Company’s sell-side customers paused its connection to the Company for a couple of weeks in May 2024, which reduced sell-side sales volumes. As of the date of this proxy statement, sell-side volumes have resumed but not yet at the levels experienced prior to the pause in May 2024 which has created significant disruption in the Company’s sell-side business. The Company is actively working with its partners to achieve prior volume levels. However, there can be no assurance that the Company will be able to achieve prior volume levels with its partners or on the timing of achieving such volume levels. Additionally, the Company incurred a net loss of $10.1 million for the six months ended June 30, 2025 including the impact of the sell-side disruption described above. These losses have had and will continue to have a material adverse effect on our stockholders’ equity, financial position, cash flows and working capital.

The report of our independent registered public accounting firm that accompanies our audited consolidated financial statements for the year ended December 31, 2024 contained an explanatory paragraph regarding substantial doubt about our ability to continue as a going concern. We have funded our operations to date primarily from the issuance and sale of our securities. As of June 30, 2025, we had cash and cash equivalents of approximately $1.6 million.

The Board believes that the Authorized Shares Increase is advisable and in the Company’s and its stockholders’ best interests because it would provide the Company with flexibility to use the Class A Common Stock for business and financial purposes and alternatives in structuring future transactions. These purposes may include raising capital in future offerings of equity or equity-linked securities, granting equity awards to employees, officers, directors, consultants and/or advisors pursuant to the Company’s 2022 Omnibus Incentive Plan, and expanding our business through the acquisition of other businesses and other purposes. We anticipate that we may issue additional authorized but unissued shares of Class A Common Stock in the future in connection with one or more of the following:

•financing transactions, such as public or private offerings of Class A Common Stock or convertible securities;
•partnerships, collaborations and other similar transactions;
•our equity incentive plans;
•strategic investments; and
•other corporate purposes that have not yet been identified.

Given that over 25% of our authorized shares of Class A Common Stock are either outstanding or reserved for issuance, the Board believes the proposed Authorized Shares Increase will enhance our flexibility in taking possible future actions, such as raising additional equity capital, consideration for acquisitions, equity compensation awards or other corporate purposes. We do not have any current plans, arrangements, understandings or commitments for use of the additional shares of Class A Common Stock that would be available for issuance. However, by approving the amount of authorized shares of Class A Common Stock as proposed by the Authorized Shares Increase now, in advance of any specific need, we believe that such additional authorized shares will enable us to act in a timely manner when such a need arises or the Board believes that it is in the best interests of the Company and its stockholders to take action, without the delay and expense that would be required at that time in obtaining stockholder approval of an increase in authorized shares of Class A Common Stock at a future special meeting of stockholders. For example, the Company may raise capital in the future to address its liquidity needs and to maintain compliance with the Nasdaq continued listing standards. If this proposal is not approved by our stockholders, it is possible that our financing and business development alternatives may be limited due to the lack of unissued and unreserved authorized shares of Class A Common Stock.

Based on our current plans and assumptions, we estimate that our existing cash, cash equivalents, restricted cash and short-term investments will be sufficient to fund our operating expenses and capital expenditure requirements through at least the middle of 2026. Our estimate as to how long we expect our existing cash and cash equivalents to be available to fund our operations is based on assumptions that may prove inaccurate, and we could use our available capital resources sooner than we currently expect. In addition, changing circumstances may cause us to increase our spending significantly faster than we currently anticipate, and we may need to spend more money than currently expected because of circumstances beyond our control. If we are unable to raise additional capital or monetize assets, as needed, our existing cash and cash equivalents, restricted cash, and short-term investments may not be sufficient to fund our operations through at least the middle of 2026, or sooner, which could have a material adverse effect on our financial condition, harming stockholder value. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate acquisitions, and pursue other business opportunities integral to our growth and success. Even if this proposal is approved by our stockholders, there is no assurance that we will be successful in raising additional funds or pursuing other business opportunities.

Certain Risks and Potential Disadvantages Associated with the Authorized Shares Increase

The Board does not intend to issue any shares of Class A Common Stock except for purposes and on terms that the Board believes to be in the best interests of the Company and its stockholders. However, depending on the purpose and terms of issuance at the time, if we issue additional shares of Class A Common Stock or other securities convertible into Class A Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The proposed Authorized Shares Increase could also, under certain circumstances, make more difficult or discourage attempts to obtain control of the Company, thereby having an anti-takeover effect. While this is not the purpose or intent of the board of director’s support of this proposal, we would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in our control or our management. For example, we could issue additional shares without further stockholder approval so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Authorized Shares Increase therefore may have the effect of discouraging unsolicited takeover attempts. Although the Authorized Shares Increase has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Authorized Shares Increase could facilitate future attempts by us to oppose changes in our control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of our Class A Common Stock.

Principal Effects of the Authorized Shares Increase

The Board proposes and recommends increasing the number of shares of authorized Class A Common Stock from the 160,000,000 shares that are authorized for issuance pursuant to our Certificate of Incorporation to a total of 760,000,000 shares of Class A Common Stock. The chart below illustrates the number of shares of Class A Common Stock that will be available for issuance if the Authorized Shares Increase is effected, as of August 31, 2025.

	Estimated Shares of Class A Common Stock Authorized Before Increase	Estimated Shares of Class A Common Stock Authorized After Increase
Authorized	160,000,000	760,000,000
Outstanding	12,992,505	12,992,505
Reserved for Issuance	27,340,612	27,340,612
Available for Issuance	119,666,883	719,666,883

(1)Shares of Class A Common Stock reserved for issuance in connection with issued and outstanding stock options, warrants, unvested restricted stock and under all Company incentive plans.

The 600,000,000 additional shares of Class A Common Stock authorized by the Share Increase Certificate, if approved, would have the same powers, preferences, and rights as the currently outstanding shares of Class A Common Stock. Therefore, approval of the Authorized Shares Increase and any subsequent issuance of additional shares of Class A Common Stock would not affect a current stockholder’s rights as a stockholder, except for any dilutive effects incidental to increasing the number of our outstanding shares of Class A Common Stock to earnings per share, book value per share, and the voting power of current holders of Class A Common Stock. The Authorized Shares Increase would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders unless additional shares are issued.

As is true for shares presently authorized but unissued, the future issuance of Class A Common Stock authorized by the Authorized Shares Increase may, among other things, decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the Class A Common Stock. Further, the additional shares of Class A Common Stock authorized by the approval of this proposal could be issued by the Board without further vote of our stockholders except as may be required in particular cases by applicable law, regulatory agencies or the Nasdaq listing standards.

Interest of Certain Persons in Matters to be Acted Upon

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Class A Common Stock or future equity grants pursuant to our incentive compensation programs.

Proposed Changes

If approved, our current Certificate of Incorporation would be amended by changing ARTICLE IV, so that, as amended, Section 1 shall be amended and restated as follows:

“1. Number of Shares. The total number of shares of all classes of stock that the Company shall have authority to issue is 790,000,000 shares, consisting of three classes as follows: (a) 760,000,000 shares of Class A common stock, with the par value of $0.001 per share (the “Class A Common Stock”); (b) 20,000,000 shares of Class B common stock, with the par value of $0.001 per share (the “Class B Common Stock” and, together with Class A Common Stock, the “Common Stock”); and (c) 10,000,000 shares of preferred stock, with the par value of $0.001 per share (the “Preferred Stock”).”

If stockholders approve this Proposal No. 1, the changes described in this Proposal No. 1 will become legally effective upon the filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur shortly following the Special Meeting. However, even if stockholders approve this Proposal No. 1, our Board may, in its sole discretion, abandon this action without further shareholder action prior to the effectiveness of the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation and, if abandoned, the changes reflected therein will not become effective. If stockholders do not approve this Proposal No. 1, our Certificate of Incorporation will not be amended, and the modifications described in this Proposal No. 1 will not take effect.

Reservation of Right to Delay the Filing of the Share Increase Certificate or Abandon the Authorized Shares Increase

We reserve the right to delay the filing of the Share Increase Certificate at any time, even if the Authorized Shares Increase has been approved by stockholders at the Special Meeting. By voting in favor of the Share Increase Certificate, you are also expressly authorizing the Board to delay or abandon the Authorized Shares Increase if the Board determines that such action is in the best interests of the Company and its stockholders.

Required Vote

The approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of the holders of the majority of the outstanding shares of the Company’s Class A Common Stock and Class B Common Stock, and the Series A Preferred Stock, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” approval of the amendment to the Certificate of Incorporation.

No Appraisal Rights

Under Delaware law, our Certificate of Incorporation and our Amended and Restated Bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the amendment to effect the Authorized Shares Increase.

The Board unanimously recommends a vote “FOR” the approval of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Class A common Stock from 160,000,000 to 760,000,000.

PROPOSAL NO. 2
APPROVAL OF THE ISSUANCE OF 50,000,000 SHARES OF CLASS A COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), PURSUANT TO THE EQUITY RESERVE FACILITY
Overview

As described in more detail below, on October 18, 2024, we entered into a Share Purchase Agreement (as amended, the “Purchase Agreement”) with New Circle Principal Investments LLC (“New Circle”) establishing an equity reserve facility (as amended, the “Equity Reserve Facility”), pursuant to which New Circle has committed to purchase, subject to certain limitations, up to $20 million of shares of our Class A Common Stock, from time to time, at our discretion.

Because our Class A Common Stock is listed on the Nasdaq Capital Market, we are subject to the applicable rules of the Nasdaq, including Nasdaq Listing Rule 5635(d), which requires stockholder approval prior to a listed company issuing its common stock (or securities convertible into or exercisable for common stock), other than in a public offering, in an amount equal to or greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules). Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price of our common stock immediately preceding the signing of the binding agreement; or (ii) the average closing price of our common stock for the five trading days immediately preceding the signing of the binding agreement. The purchase price of the shares that may be sold to New Circle under the Equity Reserve Facility will be based on an agreed upon discount to the market price of our Class A Common Stock. Accordingly, under Nasdaq Listing Rule 5635(d), we may not issue to New Circle under the Purchase Agreement more than (i) 19.99% of the shares of all classes of the Company’s common stock outstanding immediately prior to our entry into the Equity Reserve Facility, or 2,932,113 shares, and (ii) the previous authorization by our stockholders in December 2024 of an incremental 8,500,000 shares of Class A Common Stock, without obtaining stockholder approval.

Equity Reserve Facility

Under the terms and subject to the conditions of the Purchase Agreement, we have the right, but not the obligation, to direct New Circle to purchase up to $20 million of our Class A Common Stock. Such sales of Class A Common Stock by us, if any, will be subject to certain limitations, and may occur from time-to-time in the Company’s sole discretion for a period of 36 months, commencing once certain conditions are satisfied and scheduled to end December 27, 2027. Upon the Company’s submission of a purchase notice, New Circle is obligated to purchase shares of Class A Common Stock as the Company directs, subject to certain conditions and limitations, and such shares will be issued by the Company to New Circle. New Circle will pay a price per share calculated based on a discount to recent trading prices of the Class A Common Stock, which will be, at our election:

•96% of the volume weighted average price per share of our Class A Common Stock during the period commencing (i) if the Company submits the purchase notice prior to 9:00 a.m. Eastern Time on a trading day, the open of trading on such day, or (ii) if the Company submits the purchase notice after 9:00 a.m. Eastern Time on a trading day, the opening of trading on the immediately succeeding trading day, and in each case, ending on 4:00 pm Eastern Time on such trading day; or

•97.5% of the lowest daily volume weighed average price per share of our Class A Common Stock during the three consecutive trading days commencing on (i) if we submitted the purchase notice prior to 9:00 a.m. Eastern Time on a trading day, the open of trading on such day, or (ii) if we submitted the purchase notice after 9:00 a.m. Eastern Time on a trading day, the opening of trading on the immediately succeeding trading day.

There are no upper limits on the price per share that New Circle must pay for shares of the Company’s Class A Common Stock. Actual sales of shares of Class A Common Stock to New Circle will depend on a variety of factors to be determined by the Company from time-to-time, including, among other things, market conditions, the trading price of the Company’s Class A Common Stock, and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

Under the applicable Nasdaq rules and the terms of the Purchase Agreement, the Company may not issue to New Circle under the Purchase Agreement more than 19.99% of the shares of all classes of the Company’s common stock outstanding immediately prior to the execution of the Purchase Agreement, or 2,932,113 shares (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of its Class A Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules or (ii) the average purchase price per share paid by New Circle for all shares of the Company’s Class A Common Stock that the Company elects to sell to New Circle under the Purchase Agreement equals or exceeds the lower of (a) the Nasdaq official closing price for the Company’s Class A Common Stock immediately preceding the execution of the Purchase Agreement or (b) the average Nasdaq official closing price for the five Trading Day period immediately preceding the execution of the Purchase Agreement. The Company issued shares up to the Exchange Cap, and subsequently obtained such stockholder approval in December 2024 for the issuance of up to 8,500,000 shares of Class A Common Stock in excess of the Exchange Cap. At the Special Meeting the Company is seeking under this Proposal 2 the approval by stockholders of the issuance of up to an additional 50,000,000 shares (subject to other applicable limits under the Purchase Agreement).

Additionally, as partial consideration for New Circle’s irrevocable commitment to purchase shares of the Company’s Class A Common Stock upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, the Company paid New Circle a structuring fee of $15,000 and a legal fee of $15,000. The Company will also paid a commitment fee of $150,000 to New Circle, which issued in the form of the Company’s Class A Common Stock (the “Commitment Fee Shares”), the market value of which was determined based on the closing price of the Class A Common Stock on the date the original registration statement registering the resale of the shares sold in the Equity Reserve Facility is declared effective by the SEC. Based on the pricing mechanism in the Purchase Agreement, and our obligation to pay the commitment fee, which we may satisfy by issuing Commitment Shares, we do not expect to issue the shares at or above the two market measures that would otherwise exempt the issuances from Nasdaq’s stockholder approval requirement.

Why We Need Stockholder Approval

As noted above, Nasdaq rules require us to obtain stockholder approval in order to issue any shares of Class A Common Stock in excess of the original 8,500,000 shares authorized by stockholders in December 2024. Our Board has determined that the Purchase Agreement and our ability to issue shares of our Class A Common Stock pursuant to the Equity Reserve Facility thereunder in excess of the 8,500,000 previously authorized by our stockholders is in the best interests of the Company and its stockholders as the Purchase Agreement provides us with a reliable source of capital for working capital and general corporate purposes.

The Board is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement, as the Purchase Agreement has already been executed. In order to retain maximum flexibility to issue and sell up to the maximum of $20 million of shares in the Equity Reserve Facility, we are seeking stockholder approval to issue, pursuant to the Purchase Agreement, up to an additional 50,000,000 shares of the Company’s Class A Common Stock, which means that we will sell in excess 20% of the Company’s issued and outstanding common stock as of October 18, 2024 (the date we entered into the Purchase Agreement).

Potential Consequences if Proposal No. 2 is Not Approved

If the stockholders do not approve this proposal, we will be unable to issue any additional shares of our Class A Common Stock pursuant to the Equity Reserve Facility in an amount greater than the 8,500,000 previously authorized by our stockholders in December 2024. Accordingly, if stockholder approval of this proposal is not obtained, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. If we utilize the full Equity Reserve Facility, we expect to receive gross proceeds of approximately $20 million upon issuance of all of the shares sellable under the facility. However, any sales under the Equity Reserve Facility are at our discretion and we may sell less than $20 million of shares of our Class A Common Stock, or no shares at all.

Our ability to successfully implement its business plans and ultimately generate value for its stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are unable to issue additional shares under the Equity Reserve Facility in, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Potential Adverse Effects of the Approval of Proposal No. 2

The issuance of shares of Class A Common Stock to New Circle pursuant to the terms of the Purchase Agreement will not affect the rights of the holders of our outstanding Class A Common Stock, but such issuances will have a dilutive effect on our existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our Class A Common Stock issuable to New Circle could adversely affect prevailing market prices of our Class A Common Stock.

Required Vote

The affirmative vote of the majority of the voting power of the shares present or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve this proposal.

The Board unanimously recommends a vote “FOR” the approval of the Issuance Proposal.

ADDITIONAL INFORMATION
Householding of Special Meeting Materials
Some bank, brokerage firm or other nominee record holders may be participating in the practice of “householding” proxy materials, including the proxy card and proxy statement. This means that only one single set of the proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any document to you if you contact us at: Direct Digital Holdings, Inc. 1177 West Loop South, Suite 1310, Houston, Texas 77027, Attn: Diana Diaz. You may also contact us at (832) 402-1051.
If you want to receive separate copies of the proxy card or proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm or other nominee record holder, or you may contact us at the above address or phone number.
Stockholder Proposals for Our 2026 Annual Meeting
Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next Annual Meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Diana Diaz, at 1177 West Loop South, Suite 1310, Houston, Texas 77027, no later than December 30, 2025, which is the date that is 120 calendar days prior to the anniversary of the date of our 2025 Annual Meeting proxy statement. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.
Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an Annual Meeting of Stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an Annual Meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Diana Diaz, our Corporate Secretary, at the above address, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than February 9, 2026, and no later than March 11, 2026. If a stockholder fails to provide timely notice of a proposal to be presented at our 2026 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting. Stockholders are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 10, 2026.
Other Matters
Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.
Solicitation of Proxies
We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Annex A

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
DIRECT DIGITAL HOLDINGS, Inc.

Direct Digital Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: That the name of the Corporation is Direct Digital Holdings, Inc.

SECOND: The Corporation was organized and is existing under and by virtue of the DGCL by the filing of a Certificate of Incorporation with the Secretary of State of the State of Delaware. on August 23, 2021, under its current name, as amended and restated by that certain Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on February 11, 2022, as amended by that certain Certificate of Amendment to Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 10, 2025, as further amended by that certain Certificate of Designation of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on August 8, 2025 (the “Current Charter”).

THIRD: The Current Charter is hereby amended by changing ARTICLE IV, so that, as amended, Section 1 shall be amended and restated as follows:

“1. Number of Shares. The total number of shares of all classes of stock that the Company shall have authority to issue is 790,000,000 shares, consisting of three classes as follows: (a) 760,000,000 shares of Class A Common Stock, with the par value of $0.001 per share (the ”Class A Common Stock“); (b) 20,000,000 shares of Class B Common Stock, with the par value of $0.001 per share (the ”Class B Common Stock“ and, together with Class A Common Stock, the ”Common Stock“); and (c) 10,000,000 shares of preferred stock, with the par value of $0.001 per share (the ”Preferred Stock“).”

FIFTH: That this Certificate of Amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

SIXTH: This Certificate of Amendment shall be effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has caused this Certificate of Amendment to be executed on this ____ day of [●] 2025.

Direct Digital Holdings, Inc.

By: _____________________________
Name: Mark Walker
Title: Chief Executive Officer
1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on October 8, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DRCT2025SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MOBILE DEVICE
Use any smartphone or tablet to scan the QR Barcode above using the QR Reader, and you will be taken directly to the Internet voting website. Vote by 11:59 P.M. Eastern Time on October 8, 2025. Have your proxy card in hand when you visit the Internet voting website and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V17187-Z85298 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DIRECT DIGITAL HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: The proxies are authorized to act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V17188-Z85298

DIRECT DIGITAL HOLDINGS, INC.
Special Meeting of Stockholders
October 9, 2025 9:30 AM Central Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mark Walker and Diana P. Diaz, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of all classes of common stock of DIRECT DIGITAL HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:30 AM, Central Time on October 9, 2025, live via the internet at www.virtualshareholdermeeting.com/DRCT2025SM, and at any adjournment or postponement thereof.

The undersigned hereby also authorize(s) the proxy, in his or her discretion, to vote on any other business that may properly be brought before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side